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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                            Three D Departments, Inc.
             (Exact name of registrant as specified in its charter)

Date of Report: August 10, 1998
                ---------------

        Delaware                    1-5967                  06-0733200
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(State or other                  (Commission              (IRS Employer
jurisdiction of incorporation)   File Number)           Identification (No.)

3535 Hyland Avenue, Suite 200                                 92626
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(Address of principal executive offices)

Registrant's telephone number, including area code 714 662-0818
                                                   ------------

         N/A
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(Former name or former address, if changed since last report.)



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Item 4.  Other Events
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Item 3.  BANKRUPTCY OR RECEIVERSHIP.

         On July 30, 1998, Three D Departments, Inc. (the Company), a Delaware corporation filed a voluntary petition for relief under Chapter 11, Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Central District of California (the "Court"). Pursuant to Sections 1107 and 1108 of the Bankruptcy Code, the Company, as debtor and debtor-in-possession, will continue to manage and operate its assets and business in the ordinary course of business, pending the confirmation of the plan of reorganization and subject to the supervision and orders of the Court. By operating as debtor-in-possession under Chapter 11 of the Bankruptcy Code, the existing directors and officers of the Company will continue to manage the operations of the Company subject to the supervision and orders of the Court.

         On July 30, 1998 the Company entered into a credit agreement (the "Credit Agreement") with Foothill Capital Corporation (Foothill), pursuant to which, among other things, Foothill has agreed to provide the Company with a financing facility in an aggregate principal amount not to exceed $10 million (the "Facility"). Advances under the Facility are subject to certain conditions, including the execution of definitive loan documents in form and substance acceptable to Foothill. The Court approved the Facility on an interim basis on August 6, 1998, thus allowing the Company to borrow up to $1 million under the Facility over and above the Company's existing liabilities under a prepetition credit agreement that provided for loans to the Company in an aggregate principal amount of $5 million. A final hearing on the full $10 million Facility is scheduled for August 21, 1998.



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS:


         99.1 $10,000,000 Post-petition Credit Agreement Commitment Letter between Three D Departments, Inc. and Foothill Capital Corporation, dated as of July 30, 1998.

         99.2 Interim Order (I) Authorizing a Secured Post-Petition Financing on a Super Priority Basis Pursuant to 11 U.S.C. ss. 363 and 364, (II) Granting of Adequate Protection Pursuant to 11 U.S.C. ss. 364 and (III) scheduling A Final Hearing pursuant to Bankruptcy Rule 4001(C) approved on August 6, 1998.

         99.5     Press release issued by Three D Departments, Inc., on July 30,
                  1998.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THREE D DEPARTMENTS, INC.



                                            By: /s/ Steven R. Kerkstra
                                                --------------------------------
                                                    Steven R. Kerkstra
                                                    Chief Financial Officer

Date:    August 10, 1998